Prospectus Supplement dated May 31, 2018
To
Davis Global Fund
Davis International Fund

Portfolios of DAVIS NEW YORK VENTURE FUND, INC.
Prospectus dated March 1, 2018
As of July 1, 2018, the section titled "Class C Shares" will have the following language deleted:
•	Class C shares do not have a conversion provision.
As of July 1, 2018, the section titled "Class C Shares" will have the following language added:
Class C shares (including a proportionate number of shares acquired through reinvestment of dividends and distributions) will automatically convert to Class A shares in the month of or the month following the 10 year anniversary of the purchase date. A conversion between share classes in the same fund is a nontaxable event. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. As this is a dollar for dollar conversion, you may receive more or fewer Class A shares due to the difference in the NAV of the two share classes.
Appendix A is replaced in its entirety with the following:
Appendix A:
 Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. As one example, group retirement plan recordkeeping platforms of certain broker-dealer intermediaries that hold class C shares of a fund in an omnibus account may not track participant level share lot aging and, for this reason, those class C shares would not satisfy the conditions for the conversion discussed elsewhere in this prospectus. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Distributor or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. The following descriptions of sales charge waivers and discounts for a particular financial intermediary and class(es) of shares are reproduced based on information provided by the financial intermediary that the intermediary has represented is current with respect to sales charge waivers or discounts in effect. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, Davis Selected Advisers, L.P., nor Davis Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries' administration of these waivers or discounts.
The following financial intermediaries (or their affiliates) have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A Shares without a sales charge to self-directed brokerage accounts that may or may not charge a transaction fee. These financial intermediaries are Fidelity Investments, Charles Schwab & Co., Inc., and TD Ameritrade, Inc.
In all instances, it is the purchaser's responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
Merrill Lynch
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
▪ Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

▪ Shares purchased by or through a 529 Plan
▪ Shares purchased through a Merrill Lynch affiliated investment advisory program
▪ Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
▪ Shares exchanged for Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
▪ Employees and registered representatives of Merrill Lynch or its affiliates and their family members
▪ Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch
▪ Death or disability of the shareholder
▪ Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
▪ Return of excess contributions from an IRA Account
▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
▪ Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
▪ Shares acquired through a right of reinstatement
▪ Shares held in retirement brokerage accounts, that are exchanged for a lower cost shares class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent
▪ Breakpoints as described in the prospectus
▪ Rights of Accumulation (ROA) which entitle shareholders to breakpoints discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

▪ Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

▪ Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
▪ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
▪ Shares purchased through a Morgan Stanley self-directed brokerage account
▪ Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:
▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

▪ Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
▪ Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
▪ Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

▪ Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
▪ Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Keep this supplement with your prospectus.

Statement of Additional Information Supplement dated May 31, 2018
To
Davis Global Fund
Davis International Fund

Portfolios of DAVIS NEW YORK VENTURE FUND, INC.
Statement of Additional Information dated March 1, 2018
The sections regarding Class C shares in "Selecting the Appropriate Class of Shares" are replaced with the following:
Class C shares
Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted.
* * *
Class C Shares. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge on redemption. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.
Class C shares that have been outstanding for ten years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class C shares so converted will no longer be subject to the higher expenses borne by Class C shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class C shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class C shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class C shareholders.
The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within one year of purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.
The following language has been added to the section entitled Cash Management:
In certain instances, the Funds may engage in repurchase agreement transactions through the Fixed Income Clearing Corporation ("FICC"). FICC sells U.S. Government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement. The term of the agreement will typically be overnight or over the weekend. Each Fund, through FICC, receives delivery of the underlying U.S. Government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC were to become bankrupt, the Fund may be delayed or may incur costs or possible losses of principal and income in disposing of the collateral.

Keep this supplement with your statement of additional information.